UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2020

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share	CUBI/PC	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share	CUBI/PD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01         Regulation FD Disclosure
As previously announced, on August 6, 2020, Megalith Financial Acquisition Corp., a Delaware corporation (“MFAC”), MFAC Merger Sub Inc., (“Merger Sub”) a wholly-owned subsidiary of Megalith, BankMobile Technologies, Inc., (“BankMobile”) and Customers Bank, the sole stockholder of BankMobile (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Bank is a wholly-owned subsidiary of Customers Bancorp, Inc. (the “Company,” “we” or “us”). Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, BankMobile will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation. Completion of the Merger is subject to a number of customary conditions, including approval of MFAC’s stockholders of the Merger and certain related matters.

In conjunction with MFAC’s solicitation of proxies to obtain stockholder approval of the Merger and certain related matters, MFAC has made publicly available presentation materials that contain information regarding the transactions and related matters, including certain preliminary, unaudited financial information and preliminary operating and other information regarding the Company’s BankMobile business covering the three and nine month periods ended September 30, 2020. Slides from the presentation materials containing that information are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

As of the date of this Current Report on Form 8-K, we have not filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. Accordingly, our results for the three and nine month periods ended September 30, 2020, including BankMobile-related results, are subject to our completion of our closing and review procedures for the quarter, which may cause changes in the results we report in that Form 10-Q from these preliminary results. These results are not necessarily indicative of the results that may be expected for any future period. You should consider this information in conjunction with other filings we have made with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2019.

Non-GAAP Financial Measures

Certain of the information included in Exhibit 99.1 includes non-GAAP financial measures that the Company’s management reviews to evaluate its business, measure its performance and make strategic decisions. The Company’s management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. This non-GAAP information, including ratios and metrics derived therefrom, are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for financial or operating performance measures calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze our business would have material limitations because the calculations are based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies may report measures with the same or similar titles or descriptions, such non-GAAP financial measures may be calculated differently from how the Company’s management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider these non-GAAP measures alongside other financial and operating performance measures of ours that are presented in accordance with GAAP.

Forward Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 attached hereto may contain certain statements that are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “plan,” “intend,” “anticipate,” “believe,” “expect,” “estimate,” “forecast,” “target,” “project,” “predict,” “intend,” “plan” and “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information, including forward-looking statements with respect to revenues and earnings, as well as forward-looking statements with respect to performance, strategies, prospects and other aspects of the businesses of the Company and its BankMobile business, or the BankMobile business following completion of the proposed transactions, which are based on current expectations that are subject to risks and uncertainties and are not predictions of actual performance. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the related transactions; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of MFAC, any required regulatory approvals, or other conditions to closing in the Merger Agreement; (3) MFAC’s inability to meet the minimum cash requirements of the Merger Agreement due to a failure to complete the equity private placement or the amount of cash available following any redemptions by MFAC’s public stockholders; (4) the ability to meet NYSE listing standards following the consummation of the Merger and related transactions; (5) the risk that the proposed transaction disrupts current plans and operations of BankMobile as a result of the announcement, pendency and/or consummation of the Merger and related transactions; (6) the ability of the Company to recognize the anticipated benefits of the proposed Merger and related transactions; (7) costs related to the Merger and related transactions; (8) changes in applicable laws or regulations; (9) the possibility that the post-Merger BankMobile business may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in other documents filed or to be filed with the SEC by the Company. You are cautioned that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on the current beliefs and assumptions of management as of the date hereof and speak only as of the date they are made. The Company disclaims any obligation to update any forward-looking statement whether written or oral, except as may be required under applicable law. For a more complete discussion of the assumptions, risks and uncertainties with respect to the Company, you are encouraged to review the filings the Company makes with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2019, subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in those Form 10-K and Form 10-Q filings, if any.

No Solicitation

The presentation materials attached as Exhibit 99.1 are intended to provide information to the Company’s shareholders; they are not meant to constitute a solicitation of any proxy from, or request for or recommendation of any action by, any MFAC stockholder.

++++++++++++++++++++++++++++++

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed incorporated by reference into any of the Company's reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
Exhibit 99.1	Selected investor presentation slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Carla A. Leibold
Name: Carla A. Leibold
Title: Executive Vice President - Chief Financial Officer

Date: October 21, 2020

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Selected investor presentation slides